Exhibit 99.1

Okta Hosts Virtual Investor Day in Conjunction with Oktane20 Live

•	Reaffirms revenue outlook and improves operating profit outlook for first quarter and full year fiscal 2021

SAN FRANCISCO – April 1, 2020 – Okta, Inc. (NASDAQ: OKTA), the leading independent provider of identity for the enterprise, is hosting its virtual Investor Day today in conjunction with Oktane20 Live. Investor Day and Oktane20 Live will commence with a keynote address delivered by Todd McKinnon, Chief Executive Officer and co-founder of Okta, beginning at 9:00 a.m. Pacific Daylight Time.

McKinnon will be joined by several members of Okta’s leadership team for the Investor Day event. They will discuss the company’s core markets, business drivers, new product introductions, go-to-market strategy, and provide a financial update.

“Nothing is more important to us than the health and safety of the Okta community, which is why we’ve decided to host Investor Day and Oktane as virtual events this year,” said McKinnon. “We’ll be highlighting our ability to meet the growing identity and access management needs of our global customers and the enthusiasm we have for our business and our solutions. We recognize there are uncertainties in today’s business environment, however, over the past 11 years we’ve built an incredibly strong foundation and we’ve entered our new fiscal year with a clear market leading position and financial strength. Our agility and commitment to our customers will help us navigate this environment and emerge in an even better position.”

“We continue to closely monitor the business environment and impacts related to COVID-19,” said Bill Losch, Chief Financial Officer of Okta. “We remain optimistic about the demand for our solutions. Our highly recurring business model enables a high degree of predictability and allows us to maintain confidence in our revenue outlook for the first quarter and fiscal year 2021, which we are reaffirming. We do, however, expect some near-term billings headwinds as customers adjust to the current business environment. Conversely, we expect our operating loss and loss per share to be better than expected as a result of reduced spend. This is primarily related to lower sales and marketing costs, driven in part by temporary travel restrictions, lower employee-related costs, and moving Oktane and other events to virtual formats. We have the ability to further adjust spend depending on the market environment and will be flexible in how and when we invest to extend our market leadership.”

Financial Outlook:

For the first quarter of fiscal 2021, the Company expects:

	New	Previous
Total revenue	No change	$171 million to $173 million
Total revenue growth (y/y)	No change	37% to 38%
Non-GAAP operating loss	$(23.2) million to $(22.2) million	$(33.2) million to $(32.2) million
Non-GAAP net loss per share, assuming weighted shares outstanding of approximately 123 million	$(0.17) to $(0.16)	$(0.24) to $(0.23)

For the full year fiscal 2021, the Company expects:

	New	Previous
Total revenue	No change	$770 million to $780 million
Total revenue growth (y/y)	No change	31% to 33%
Non-GAAP operating loss	$(49.0) million to $(42.0) million	$(65.0) million to $(57.0) million
Non-GAAP net loss per share, assuming weighted shares outstanding of approximately 125 million	$(0.36) to $(0.31)	$(0.42) to $(0.37)

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Okta has not reconciled its expectations as to non-GAAP operating loss and non-GAAP net loss per share to its most directly comparable GAAP measure because certain items are out of Okta’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort.

Oktane20 Opening Keynote and Investor Day Webcast:

A live webcast of the Oktane20 Opening Keynote and Investor Day will be accessible from the Okta investor relations website at investor.okta.com beginning today at 9:00 a.m. PDT. A replay of the presentation will be available following the completion of the event at investor.okta.com.

Non-GAAP Financial Measures:

This press release contains the following non-GAAP financial measures: non-GAAP operating loss and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, amortization of debt discount, charitable contributions, amortization of acquired intangibles, acquisition-related expenses and loss on early extinguishment of debt, net of debt issuance costs.

Okta believes that non-GAAP financial information, when taken collectively with GAAP financial measures, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by the Company’s management about which expenses are excluded or included in determining these non-GAAP financial measures. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.

Okta encourages investors to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Forward-Looking Statements: This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, business strategy and plans, opportunities and positioning. These forward-looking statements are based on current expectations, estimates, forecasts and projections. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. For example, our business could be impacted by the COVID-19 pandemic and actions taken in response to it; the market for our products may develop more slowly than expected or than it has in the past; our operating results may fluctuate more than expected; there may be significant fluctuations in our results of operations and cash flows related to our revenue recognition or otherwise; a network or data security incident that allows unauthorized access to our network or data or our customers’ data could damage our reputation; we could experience interruptions or performance problems associated with our technology, including a service outage; we may not be able to pay off our convertible senior notes when due; and global economic conditions could deteriorate. Further information on potential factors that could affect our financial results is included in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. The forward-looking statements included in this press release represent our views only as of the date of this press release and we assume no obligation and do not intend to update these forward-looking statements.

About Okta

Okta is the leading independent provider of identity for the enterprise. The Okta Identity Cloud enables organizations to securely connect the right people to the right technologies at the right time. With over 6,500 pre-built integrations to applications and infrastructure providers, Okta customers can easily and securely use the best technologies for their business. Nearly 8,000 organizations, including Engie, JetBlue, Nordstrom, Takeda Pharmaceutical, Teach for America, T-Mobile and, Twilio, trust Okta to help protect the identities of their workforces and customers.

Okta uses its investor.okta.com website as a means of disclosing material non-public information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings and public conference calls and webcasts.

Investor Contact:

Dave Gennarelli

investor@okta.com

415-851-4744

Media Contact:

Jenna Kozel

press@okta.com

415-418-9600

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